UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2013

HANSEN MEDICAL, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33151	14-1850535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 East Middlefield Road Mountain View, California	94043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 404-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 25, 2013, the U.S. District Court for the Northern District of California granted preliminary approval of a settlement of the consolidated securities class-action lawsuit related to the restatement of Hansen Medical Inc.’s financial statements that was first announced in October 2009. Upon final court approval, all defendants, including Hansen Medical, will receive a full and complete release of all claims in the previously disclosed securities class action. The Court has scheduled a hearing on November 21, 2013, at which Hansen Medical expects the court will grant final approval. Hansen Medical makes reference to its Quarterly Report on Form 10-Q for the period ended March 31, 2013 filed with the Securities and Exchange Commission (the “SEC”) on May 10, 2013 for further information regarding the settlement.

This Form 8-K contains forward-looking statements regarding, among other things, statements relating to future events. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “plan,” “expects,” “potential,” “believes,” “goal,” “estimate,” “anticipates,” and similar words. These statements are based on the current estimates and assumptions of Hansen Medical’s management as of the filing of this Form 8-K and are subject to risks, uncertainties, changes in circumstances and other factors that may cause actual results to differ materially from the information expressed or implied by forward-looking statements made in this Form 8-K. Examples of such statements include statements about the expectation that the class action will be resolved at the time described and on the terms previously described. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, objections from class members to the terms of the settlement, failure of the court to approve the settlement, delays in approval of the settlement, and other risks more fully described in the “Risk Factors” section of Hansen Medical’s Quarterly Report on Form 10-Q for the period ended March 31, 2013 filed with the SEC on May 10, 2013 and the risks discussed in Hansen Medical’s other reports filed with the SEC. Given these uncertainties, you should not place undue reliance on the forward-looking statements in this Form 8-K. Hansen Medical undertakes no obligation to revise or update information herein to reflect events or circumstances in the future, even if new information becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HANSEN MEDICAL, INC. (Registrant)

Date: July 29, 2013	/s/ Bruce J Barclay
Bruce J Barclay Chief Executive Officer